UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2006
SINA Corporation
(Exact name of Registrant as specified in Charter)

Cayman Islands	000-30698	52-2236363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China
(Address of Principal Executive Offices) (Zip Code)
(86-21) 6289 5678
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On January 24, 2006, SINA Corporation issued a press release regarding certain preliminary financial results for the three-month period ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     As set forth in the press release, based on preliminary unaudited results, the Company expects to report fourth quarter non-GAAP net income in the range of $12.0 million and $13.0 million, compared to the previous target range of $14.0 million and $15.0 million, as announced on November 3, 2005. Assuming there are no adjustments as a result of the audit, the Company expects to report fourth quarter U.S. GAAP net income in the range of $13.5 million and $14.5 million. Set forth below is a reconciliation between preliminary, unaudited fourth quarter GAAP and non-GAAP net income:

(in USD 1 million’s)
GAAP net income	$13.5-14.5
Amortization of intangibles	0.5
Amortization of convertible bond issuance cost	0.2
Gain on the sale of a business	(2.6)
Loss on investment in Tidetime Sun	0.4

Non-GAAP net income	$12.0-13.0

     These results are preliminary, and, therefore, subject to the Company’s completion of the customary quarterly closing and audit procedures. Final results could be materially different from the above.
     The Company believes that the non-GAAP net income measure provides useful information to both management and investors as it excludes certain expenses, gains and losses (i) that are not expected to result in future cash payments, gains and losses and (ii) that are non-recurring in nature or may not be indicative of our core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes that the inclusion of this non-GAAP measure provides consistency in our financial reporting. This measure should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
     The Company’s management believes that excluding the non-cash amortization and write-off expense of intangible assets resulting from business acquisitions and the non-cash amortization and write-off expense of intangible assets resulting from equity-method investments from its non-GAAP financial measure of net income is useful for itself and investors because it enables a more meaningful comparison of the Company’s cash earnings and performance between reporting periods. In addition, such charges will not result in cash settlement in the future. The Company’s management believes that excluding non-cash amortization expense of issuance cost relating to convertible bonds from its non-GAAP financial measure of net income is useful for itself and investors as such expense does not have any impact on cash earnings. The Company’s management believes that excluding gains and losses on investment from its non-GAAP financial measure of net income is useful for itself and investors because such gains and losses will not result in cash settlement in the future nor impact the Company’s future cash earnings or cash flows. The Company does not typically invest in common stock of other companies. Therefore, these charges are otherwise unrelated to the Company’s ongoing business operations. The Company’s management believes that excluding the gains and losses on the sale of a business from its non-GAAP financial measure of net income is useful for itself and investors because such gains and losses are non-recurring in nature and are not indicative of the Company’s operating results.
Safe Harbor Statement
     This report contains forward-looking statements concerning SINA’s expected financial performance, as well as SINA’s strategic and operational plans. SINA may also make forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission on forms 10-K, 10-Q, 8-K, etc., in its annual report to shareholders, in its proxy statements, in its offering circulars and prospectuses, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. SINA assumes no obligation to update the forward-looking statements in this report and elsewhere. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, any requirement that SINA incur additional charges relating to the writedown of goodwill which would reduce U.S. GAAP net income (but would not affect non-GAAP net income), SINA’s historical losses, its limited operating history, the uncertain regulatory landscape in the People’s Republic of China, the effect of the notice issued by SARFT in late January 2005 on the Company’s revenues from usage-based SMS products promoted via direct advertisement on radio and television, the Company’s ability to develop and market other usage-based SMS products, fluctuations in quarterly operating results, the Company’s reliance on mobile value-added service and online advertising sales for a majority of its revenues, the Company’s reliance on mobile operators in China to provide mobile value-added service, the changes in January 2005 by China Mobile to its billing process for undelivered MMS services and the effect of such changes on the Company’s MMS revenues, the migration by China Mobile of MMS onto MISC platform and the effect of such migration on the Company’s MMS revenues, any failure to successfully develop and introduce new products and any failure to successfully integrate acquired businesses. Further information regarding these and other risks is included in SINA’s Annual Report on Form 10-K for the year ended December 31, 2004 and its recent quarterly reports on Form 10-Q, as well as in its other filings with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release issued by SINA Corporation on January 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINA CORPORATION (Registrant)
Date: January 30, 2006	By:	/s/ Charles Chao
Charles Chao
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release Issued by SINA Corporation on January 24, 2006.